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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 7, 2001
                                                           ------------



                       UNITED DOMINION REALTY TRUST, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



           Virginia                       1-10524                 54-0857512
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation of organization)                               Identification No.)



                 400 East Cary Street, Richmond, Virginia 23219
                 -----------------------------------------------
               (Address of principal executive offices - zip code)



                                 (804) 780-2691
                                 --------------
               Registrant's telephone number, including area code
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ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)        Exhibits

99.1       Presentation Materials


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ITEM 9.  Regulation FD Disclosure

United Dominion Realty Trust, Inc. is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report.
Exhibit 99.1 includes information that United Dominion will present to current and prospective stockholders and other persons and institutions that may be interested in United Dominion and its business, finances or securities. United Dominion first presented this information to these persons and entities on June 7, 2001.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


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Forward-Looking Statements and Qualifications
In addition to historical information, this presentation contains forward-looking statements. The statements are based on current expectations, estimates and projections about the industry and markets in which United Dominion operates, as well as management's beliefs and assumptions. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which may cause the Company's actual results, performance or achievements pursuant to its disposition programs and its other activities to be materially different from the results, plans or expectations expressed or implied by such statements. For more details, please refer to the Company's SEC filings, including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q.

Important Notes
Because this presentation was prepared as a slide show, the text on each page was kept to a minimum to facilitate visual communication and to emphasize major points. This presentation is dated June 7, 2001, and the information and analyses presented should be read as of that date.





About United Dominion Realty Trust, Inc.
United Dominion is one of the country's largest multifamily real estate investment trusts owning and operating apartment communities nationwide. The Company currently owns all or an interest in approximately 77,000 apartment homes and is the developer for approximately 1,200 homes under construction. United Dominion's common stock is traded on the New York Stock Exchange under the symbol UDR. Additional information about United Dominion may be found on its web site at www.udrt.com.


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Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNITED DOMINION REALTY TRUST, INC.



Date:   June 7, 2001                     /s/ Christopher D. Genry
      -----------------                  ----------------------------
                                         Christopher D. Genry
                                         Executive Vice President and
                                              Chief Financial Officer



Date:   June 7, 2001                     /s/ Scott A. Shanaberger
      -----------------                  -----------------------------
                                         Scott A. Shanberger
                                         Vice President and
                                              Chief Accounting Officer




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                                  Exhibit Index

99.1  Presentation Materials


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